                              SERVICES AGREEMENT

     AGREEMENT made as of the 17th day of April, 1995, and amended as of June 22, 1998, by and between Morgan Stanley Dean Witter Advisors Inc., a Delaware corporation (herein referred to as "MSDW Advisors"), and Morgan Stanley Dean Witter Services Company Inc., a Delaware corporation (herein referred to as "MSDW Services").

     WHEREAS, MSDW Advisors has entered into separate agreements (each such agreement being herein referred to as an "Investment Management Agreement") with certain investment companies as set forth on Schedule A (each such investment company being herein referred to as a "Fund" and, collectively, as the "Funds") pursuant to which MSDW Advisors is to perform, or supervise the performance of, among other services, administrative services for the Funds (and, in the case of Funds with multiple portfolios, the Series or Portfolios of the Funds (such Series and Portfolio being herein individually referred to as "a Series" and, collectively, as "the Series"));

     WHEREAS, MSDW Advisors desires to retain MSDW Services to perform the administrative services as described below; and

     WHEREAS, MSDW Services desires to be retained by MSDW Advisors to perform such administrative services:

     Now, therefore, in consideration of the mutual covenants and agreements of the parties hereto as herein set forth, the parties covenant and agree as follows:

     1. MSDW Services agrees to provide administrative services to each Fund as hereinafter set forth. Without limiting the generality of the foregoing, MSDW Services shall (i) administer the Fund's business affairs and supervise the overall day-to-day operations of the Fund (other than rendering investment advice); (ii) provide the Fund with full administrative services, including the maintenance of certain books and records, such as journals, ledger accounts and other records required under the Investment Company Act of 1940, as amended (the "Act"), the notification to the Fund and MSDW Advisors of available funds for investment, the reconciliation of account information and balances among the Fund's custodian, transfer agent and dividend disbursing agent and MSDW Advisors, and the calculation of the net asset value of the Fund's shares;
(iii) provide the Fund with the services of persons competent to perform such supervisory, administrative and clerical functions as are necessary to provide effective operation of the Fund; (iv) oversee the performance of administrative and professional services rendered to the Fund by others, including its custodian, transfer agent and dividend disbursing agent, as well as accounting, auditing and other services; (v) provide the Fund with adequate general office space and facilities; (vi) assist in the preparation and the printing of the periodic updating of the Fund's registration statement and prospectus (and, in the case of an open-end Fund, the statement of additional information), tax returns, proxy statements, and reports to its shareholders and the Securities and Exchange Commission; and (vii) monitor the compliance of the Fund's investment policies and restrictions.

     In the event that MSDW Advisors enters into an Investment Management Agreement with another investment company, and wishes to retain MSDW Services to perform administrative services hereunder, it shall notify MSDW Services in writing. If MSDW Services is willing to render such services, it shall notify MSDW Advisors in writing, whereupon such other Fund shall become a Fund as defined herein.

     2. MSDW Services shall, at its own expense, maintain such staff and employ or retain such personnel and consult with such other persons as it shall from time to time determine to be necessary or useful to the performance of its obligations under this Agreement. Without limiting the generality of the foregoing, the staff and personnel of MSDW Services shall be deemed to include officers of MSDW Services and persons employed or otherwise retained by MSDW Services (including officers and employees of MSDW Advisors, with the consent of MSDW Advisors) to furnish services, statistical and other factual data, information with respect to technical and scientific developments, and such other information, advice and assistance as MSDW Services may desire. MSDW Services shall maintain each Fund's records and books of account (other than those maintained by the Fund's transfer agent, registrar, custodian and other agencies). All such books and records so maintained shall be the property of the Fund and, upon request therefor, MSDW Services shall surrender to MSDW Advisors or to the Fund such of the books and records so requested.

     3. MSDW Advisors will, from time to time, furnish or otherwise make available to MSDW Services such financial reports, proxy statements and other information relating to the business and affairs of the Fund as MSDW Services may reasonably require in order to discharge its duties and obligations to the Fund under this Agreement or to comply with any applicable law and regulation or request of the Board of Directors/Trustees of the Fund.

     4. For the services to be rendered, the facilities furnished, and the expenses assumed by MSDW Services, MSDW Advisors shall pay to MSDW Services monthly compensation calculated daily (in the case of an open-end Fund) or weekly (in the case of a closed-end Fund) by applying the annual rate or rates set forth on Schedule B to the net assets of each Fund. Except as hereinafter set forth, (i) in the case of an open-end Fund, compensation under this Agreement shall be calculated by applying 1/365th of the annual rate or rates to the Fund's or the Series' daily net assets determined as of the close of business on that day or the last previous business day and (ii) in the case of a closed-end Fund, compensation under this Agreement shall be calculated by applying the annual rate or rates to the Fund's average weekly net assets determined as of the close of the last business day of each week. If this Agreement becomes effective subsequent to the first day of a month or shall terminate before the last day of a month, compensation for that part of the month this Agreement is in effect shall be prorated in a manner consistent with the calculation of the fees as set forth on Schedule B. Subject to the provisions of paragraph 5 hereof, payment of MSDW Services' compensation for the preceding month shall be made as promptly as possible after completion of the computations contemplated by paragraph 5 hereof.

     5. In the event the operating expenses of any open-end Fund and/or any Series thereof, or of InterCapital Income Securities Inc., including amounts payable to MSDW Advisors pursuant to the Investment Management Agreement, for any fiscal year ending on a date on which this Agreement is in effect, exceed the expense limitations applicable to the Fund and/or any Series thereof imposed by state securities laws or regulations thereunder, as such limitations may be raised or lowered from time to time, or, in the case of InterCapital Income Securities Inc. or Morgan Stanley Dean Witter Variable Investment Series or any Series thereof, the expense limitation specified in the Fund's Investment Management Agreement, the fee payable hereunder shall be reduced on a pro rata basis in the same proportion as the fee payable by the Fund under the Investment Management Agreement is reduced.

     6. MSDW Services shall bear the cost of rendering the administrative services to be performed by it under this Agreement, and shall, at its own expense, pay the compensation of the officers and employees, if any, of the Fund employed by MSDW Services, and such clerical help and bookkeeping services as MSDW Services shall reasonably require in performing its duties hereunder.

     7. MSDW Services will use its best efforts in the performance of administrative activitives on behalf of each Fund, but in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations hereunder, MSDW Services shall not be liable to the Fund or any of its investors for any error of judgment or mistake of law or for any act or omission by MSDW Services or for any losses sustained by the Fund or its investors. It is understood that, subject to the terms and conditions of the Investment Management Agreement between each Fund and MSDW Advisors, MSDW Advisors shall retain ultimate responsibility for all services to be performed hereunder by MSDW Services. MSDW Services shall indemnify MSDW Advisors and hold it harmless from any liability that MSDW Advisors may incur arising out of any act or failure to act by MSDW Services in carrying out its responsibilities hereunder.

     8. It is understood that any of the shareholders, Directors/Trustees, officers and employees of the Fund may be a shareholder, director, officer or employee of, or be otherwise interested in, MSDW Services, and in any person controlling, controlled by or under common control with MSDW Services, and that MSDW Services and any person controlling, controlled by or under common control with MSDW Services may have an interest in the Fund. It is also understood that MSDW Services and any affiliated persons thereof or any persons controlling, controlled by or under common control with MSDW Services have and may have advisory, management, administration service or other contracts with other organizations and persons, and may have other interests and businesses, and further may purchase, sell or trade any securities or commodities for their own accounts or for the account of others for whom they may be acting.

     9. This Agreement shall continue until April 30, 1999, and thereafter shall continue automatically for successive periods of one year unless terminated by either party by written notice delivered to the other party within 30 days of the expiration of the then-existing period. Notwithstanding the foregoing, this Agreement may be terminated at any time, by either party on 30 days' written notice delivered to the other party. In the event that the Investment Management Agreement between any Fund and MSDW Advisors is terminated, this Agreement will automatically terminate with respect to such Fund.

     10. This Agreement may be amended or modified by the parties in any manner by written agreement executed by each of the parties hereto.

     11. This Agreement may be assigned by either party with the written consent of the other party.

     12. This Agreement shall be construed and interpreted in accordance with the laws of the State of New York.

     IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement, as amended, on June 22, 1998 in New York, New York.


                                       MORGAN STANLEY DEAN WITTER ADVISORS INC.


                                       By:
                                          .....................................

Attest:

 .....................................


                                       MORGAN STANLEY DEAN WITTER SERVICES
                                       COMPANY INC.


                                       By:
                                          .....................................

Attest:

 .....................................

                                  SCHEDULE A

                       MORGAN STANLEY DEAN WITTER FUNDS
                        AS AMENDED AS OF JULY 22, 1998


                                OPEN-END FUNDS

  1.    Active Assets California Tax-Free Trust
  2.    Active Assets Government Securities Trust
  3.    Active Assets Money Trust
  4.    Active Assets Tax-Free Trust
  5.    Dean Witter Retirement Series
  6.    Morgan Stanley Dean Witter American Value Fund
  7.    Morgan Stanley Dean Witter Balanced Growth Fund
  8.    Morgan Stanley Dean Witter Balanced Income Fund
  9.    Morgan Stanley Dean Witter California Tax-Free Daily Income Trust
 10.    Morgan Stanley Dean Witter California Tax-Free Income Fund
 11.    Morgan Stanley Dean Witter Capital Appreciation Fund
 12.    Morgan Stanley Dean Witter Capital Growth Securities
 13.    Morgan Stanley Dean Witter Competitive Edge Fund,
          "Best Ideas" Portfolio
 14.    Morgan Stanley Dean Witter Convertible Securities Trust
 15.    Morgan Stanley Dean Witter Developing Growth Securities Trust
 16.    Morgan Stanley Dean Witter Diversified Income Trust
 17.    Morgan Stanley Dean Witter Dividend Growth Securities Inc.
 18.    Morgan Stanley Dean Witter Equity Fund
 19.    Morgan Stanley Dean Witter European Growth Fund Inc.
 20.    Morgan Stanley Dean Witter Federal Securities Trust
 21.    Morgan Stanley Dean Witter Financial Services Trust
 22.    Morgan Stanley Dean Witter Fund of Funds
          (i)     Domestic Portfolio
          (ii)    International Portfolio
  23.   Morgan Stanley Dean Witter Global Dividend Growth Securities
  24.   Morgan Stanley Dean Witter Global Short-Term Income Fund Inc.
  25.   Morgan Stanley Dean Witter Global Utilities Fund
  26.   Morgan Stanley Dean Witter Growth Fund
  27.   Morgan Stanley Dean Witter Hawaii Municipal Trust
  28.   Morgan Stanley Dean Witter Health Sciences Trust
  29.   Morgan Stanley Dean Witter High Yield Securities Inc.
  30.   Morgan Stanley Dean Witter Income Builder Fund
  31.   Morgan Stanley Dean Witter Information Fund
  32.   Morgan Stanley Dean Witter Intermediate Income Securities
  33.   Morgan Stanley Dean Witter Intermediate Term U.S. Treasury Trust
  34.   Morgan Stanley Dean Witter International SmallCap Fund
  35.   Morgan Stanley Dean Witter Japan Fund
  36.   Morgan Stanley Dean Witter Limited Term Municipal Trust
  37.   Morgan Stanley Dean Witter Liquid Asset Fund Inc.
  38.   Morgan Stanley Dean Witter Market Leader Trust
  39.   Morgan Stanley Dean Witter Mid-Cap Dividend Growth Securities
  40.   Morgan Stanley Dean Witter Mid-Cap Growth Fund
  41.   Morgan Stanley Dean Witter Multi-State Municipal Series Trust
  42.   Morgan Stanley Dean Witter Natural Resource Development Securities Inc.
  43.   Morgan Stanley Dean Witter New York Municipal Money Market Trust
  44.   Morgan Stanley Dean Witter New York Tax-Free Income Fund
  45.   Morgan Stanley Dean Witter Pacific Growth Fund Inc.
  46.   Morgan Stanley Dean Witter Precious Metals and Minerals Trust
  47.   Morgan Stanley Dean Witter Select Dimensions Investment Series
          (i)     American Value Portfolio
          (ii)    Balanced Growth Portfolio
          (iii)   Developing Growth Portfolio
          (iv)    Diversified Income Portfolio
          (v)     Dividend Growth Portfolio
          (vi)    Emerging Markets Portfolio
          (vii)   Global Equity Portfolio
          (viii)  Growth Portfolio
          (ix)    Mid-Cap Growth Portfolio
          (x)     Money Market Portfolio
          (xi)    North American Government Securities Portfolio
          (xii)   Utilities Portfolio
          (xiii)  Value-Added Market Portfolio
  48.   Morgan Stanley Dean Witter Select Municipal Reinvestment Fund
  49.   Morgan Stanley Dean Witter U.S. Government Money Market Trust
  50.   Morgan Stanley Dean Witter Utilities Fund

  51.   Morgan Stanley Dean Witter Short-Term Bond Fund
  52.   Morgan Stanley Dean Witter Short-Term U.S. Treasury Trust
  53.   Morgan Stanley Dean Witter Special Value Fund
  54.   Morgan Stanley Dean Witter Strategist Fund
  55.   Morgan Stanley Dean Witter S&P 500 Index Fund
  56.   Morgan Stanley Dean Witter S&P 500 Select Fund
  57.   Morgan Stanley Dean Witter Tax-Exempt Securities Trust
  58.   Morgan Stanley Dean Witter Tax-Free Daily Income Trust
  59.   Morgan Stanley Dean Witter U.S. Government Securities Trust
  60.   Morgan Stanley Dean Witter Value Fund
  61.   Morgan Stanley Dean Witter Value-Added Market Series
  62.   Morgan Stanley Dean Witter Variable Investment Series
          (i)     Capital Appreciation Portfolio
          (ii)    Capital Growth Portfolio
          (iii)   Competitive Edge "Best Ideas" Portfolio
          (iv)    Dividend Growth Portfolio
          (v)     Equity Portfolio
          (vi)    European Growth Portfolio
          (vii)   Global Dividend Growth Portfolio
          (viii)  High Yield Portfolio
          (ix)    Income Builder Portfolio
          (x)     Money Market Portfolio
          (xi)    Quality Income Plus Portfolio
          (xii)   Pacific Growth Portfolio
          (xiii)  S&P 500 Index Portfolio
          (xiv)   Strategist Portfolio
          (xv)    Utilities Portfolio
  63.   Morgan Stanley Dean Witter World Wide Income Trust
  64.   Morgan Stanley Dean Witter Worldwide High Income Fund
  65.   Dean Witter Global Asset Allocation Fund

                         CLOSED-END FUNDS

  66.   High Income Advantage Trust
  67.   High Income Advantage Trust II
  68.   High Income Advantage Trust III
  69.   InterCapital Income Securities Inc.
  70.   Dean Witter Government Income Trust
  71.   InterCapital Insured Municipal Bond Trust
  72.   InterCapital Insured Municipal Trust
  73.   InterCapital Insured Municipal Income Trust
  74.   InterCapital California Insured Municipal Income Trust
  75.   InterCapital Insured Municipal Securities
  76.   InterCapital Insured California Municipal Securities
  77.   InterCapital Quality Municipal Investment Trust
  78.   InterCapital Quality Municipal Income Trust
  79.   InterCapital Quality Municipal Securities
  80.   InterCapital California Quality Municipal Securities
  81.   InterCapital New York Quality Municipal Securities

                                                                     SCHEDULE B


                MORGAN STANLEY DEAN WITTER SERVICES COMPANY INC.

                        SCHEDULE OF ADMINISTRATIVE FEES
                         AS AMENDED AS OF JULY 22, 1998


     Monthly compensation calculated daily by applying the following annual rates to a fund's daily net assets:


FIXED INCOME FUNDS

Morgan Stanley Dean Witter             0.060% of the daily net assets.
 Balanced Income Fund

Morgan Stanley Dean Witter             0.055% of the portion of the daily net assets not exceeding
 California Tax-Free Income Fund       $500 million; 0.0525% of the portion of the daily net assets exceeding $500 million but not exceeding $750 million; 0.050%
                                       of the portion of the daily net assets exceeding $750 million but not exceeding $1 billion; 0.0475% of the portion of the daily net assets exceeding $1 billion but not exceeding $1.25 billion; and 0.045% of the portion of the daily net assets exceeding $1.25 billion.

Morgan Stanley Dean Witter             0.060% of the portion of the daily net assets not exceeding
 Convertible Securities Trust          $750 million; 0.055% of the portion of the daily net assets exceeding $750 million but not exceeding $1 billion; 0.050% of the portion of the daily net assets of the exceeding $1 billion but not exceeding $1.5 billion; 0.0475% of the portion of the daily net assets exceeding $1.5 billion but not exceeding
                                       $2 billion; 0.045% of the portion of the daily net assets
                                       exceeding $2 billion but not exceeding $3 billion; and 0.0425%
                                       of the portion of the daily net assets exceeding $3 billion.

Morgan Stanley Dean Witter             0.040% of the daily net assets.
 Diversified Income Trust

Morgan Stanley Dean Witter Federal     0.055% of the portion of the daily net assets not exceeding
 Securities Trust                      $1 billion; 0.0525% of the portion of the daily net assets exceeding $1 billion but not exceeding $1.5 billion; 0.050% of the portion of the daily net assets exceeding $1.5 billion but not exceeding $2 billion; 0.0475% of the portion of the daily net assets exceeding $2 billion but not exceeding $2.5 billion;
                                       0.045% of the portion of the daily net assets exceeding $2.5 billion but not exceeding $5 billion; 0.0425% of the portion of the daily net assets exceeding $5 billion but not exceeding $7.5 billion; 0.040% of the portion of the daily net assets exceeding
                                       $7.5 billion but not exceeding $10 billion; 0.0375% of the portion of the daily net assets exceeding $10 billion but not exceeding $12.5 billion; and 0.035% of the portion of the daily net assets exceeding $12.5 billion.

Morgan Stanley Dean Witter Global      0.055% of the portion of the daily net assets not exceeding
 Short-Term Income Fund Inc.           $500 million; and 0.050% of the portion of the daily net assets exceeding $500 million.

Morgan Stanley Dean Witter Hawaii      0.035% of the daily net assets.
 Municipal Trust

Morgan Stanley Dean Witter High        0.050% of the portion of the daily net assets not exceeding
 Yield Securities Inc.                 $500 million; 0.0425% of the portion of the daily net assets exceeding $500 million but not exceeding $750 million; 0.0375%
                                       of the portion of the daily net assets exceeding $750 million but not exceeding $1 billion; 0.035% of the portion of the daily net assets exceeding $1 billion but not exceeding $2 billion;
                                       0.0325% of the portion of the daily net assets exceeding $2 billion but not exceeding $3 billion; and 0.030% of the portion of daily net assets exceeding $3 billion.

Morgan Stanley Dean Witter             0.060% of the portion of the daily net assets not exceeding
 Intermediate Income Securities        $500 million; 0.050% of the portion of the daily net assets exceeding $500 million but not exceeding $750 million; 0.040%
                                       of the portion of the daily net assets exceeding $750 million but not exceeding $1 billion; and 0.030% of the portion of the daily net assets exceeding $1 billion.

Morgan Stanley Dean Witter             0.035% of the daily net assets.
 Intermediate Term
 U.S. Treasury Trust

Morgan Stanley Dean Witter Limited     0.050% of the daily net assets.
 Term Municipal Trust

Morgan Stanley Dean Witter             0.035% of the daily net assets.
 Multi-State Municipal Series Trust
 (10 Series)

Morgan Stanley Dean Witter New         0.055% of the portion of the daily net assets not exceeding
 York Tax-Free Income Fund             $500 million; and 0.0525% of the portion of the daily net assets exceeding $500 million.

Morgan Stanley Dean Witter             0.065% of the daily net assets.
 Retirement Series-Intermediate
 Income Securities Series
 U.S. Government Securities Series     0.065% of the daily net assets.

Morgan Stanley Dean Witter Select      0.039% of the daily net assets.
 Dimensions Investment
 Series--North American
 Government Securities Portfolio

Morgan Stanley Dean Witter Select      0.050% of the daily net assets.
 Municipal Reinvestment Fund

Morgan Stanley Dean Witter             0.070% of the daily net assets.
 Short-Term Bond Fund

Morgan Stanley Dean Witter             0.035% of the daily net assets.
 Short-Term U.S. Treasury Trust

Morgan Stanley Dean Witter           0.050% of the portion of the daily net assets not exceeding
 Tax-Exempt Securities Trust         $500 million; 0.0425% of the portion of the daily net assets exceeding $500 million but not exceeding $750 million; 0.0375%
                                     of the portion of the daily net assets exceeding $750 million but not exceeding $1 billion; and 0.035% of the portion of the daily net assets exceeding $1 billion but not exceeding $1.25 billion; .0325% of the portion of the daily net assets exceeding
                                     $1.25 billion.

Morgan Stanley Dean Witter U.S.      0.050% of the portion of the daily net assets not exceeding $1
 Government Securities Trust         billion; 0.0475% of the portion of the daily net assets exceeding
                                     $1 billion but not exceeding $1.5 billion; 0.045% of the portion of the daily net assets exceeding $1.5 billion but not exceeding
                                     $2 billion; 0.0425% of the portion of the daily net assets exceeding $2 billion but not exceeding $2.5 billion; 0.040% of the portion of the daily net assets exceeding $2.5 billion but not exceeding $5 billion; 0.0375% of the portion of the daily net assets exceeding $5 billion but not exceeding $7.5 billion;
                                     0.035% of the portion of the daily net assets exceeding $7.5 billion but not exceeding $10 billion; 0.0325% of the portion of the daily net assets exceeding $10 billion but not exceeding
                                     $12.5 billion; and 0.030% of the portion of the daily net assets exceeding $12.5 billion.

Morgan Stanley Dean Witter           0.050% of the portion of the daily net assets not exceeding
 Variable Investment Series-         $500 million; and 0.0425% of the daily net assets exceeding
 High Yield Portfolio                $500 million.

 Quality Income Plus Portfolio       0.050% of the portion of the daily the net assets up to $500 million; and 0.045% of the portion of the daily net assets exceeds $500 million.

Morgan Stanley Dean Witter World     0.075% of the portion of the daily net assets up to $250 million;
 Wide Income Trust                   0.060% of the portion of the daily net assets exceeding $250 million but not exceeding $500 million; 0.050% of the portion of the daily net assets of the exceeding $500 million but not exceeding $750 milliion; 0.040% of the portion of the daily net assets exceeding $750 million but not exceeding $1 billion; and
                                     0.030% of the portion of the daily net assets exceeding $1 billion.

Morgan Stanley Dean Witter           0.060% of the daily net assets.
 Worldwide High Income Fund

EQUITY FUNDS

Morgan Stanley Dean Witter           0.0625% of the portion of the daily net assets not exceeding
 American Value Fund                 $250 million; 0.050% of the portion of the daily net assets exceeding $250 million but not exceeding $2.25 billion; 0.0475%
                                     of the portion of the daily net assets exceeding $2.25 billion but not exceeding $3.5 billion; 0.0450% of the portion of the daily net assets exceeding 3.5 billion but not exceeding 4.5 billion; and 0.0425% of the portion of the daily net assets exceeding $4.5 billion.

Morgan Stanley Dean Witter             0.060% of the daily net assets.
 Balanced Growth Fund

Morgan Stanley Dean Witter Capital     0.075% of the portion of the daily net assets not exceeding
 Appreciation Fund                     $500 million; and 0.0725% of the portion of the daily net assets exceeding $500 million.

Morgan Stanley Dean Witter Capital     0.065% of the portion of the daily net assets not exceeding
 Growth Securities                     $500 million; 0.055% of the portion exceeding $500 million but not exceeding $1 billion; 0.050% of the portion of the daily net assets exceeding $1 billion but not exceeding $1.5 billion; and
                                       0.0475% of the portion of the daily net assets exceeding $1.5 billion.

Morgan Stanley Dean Witter             0.065% of the portion of the daily net assets not exceeding
 Competitive Edge Fund, "Best          $1.5 billion; and 0.0625% of the portion of the daily net assets
 Ideas" Portfolio                      exceeding $1.5 billion.

Morgan Stanley Dean Witter             0.050% of the portion of the daily net assets not exceeding
 Developing Growth Securities          $500 million; and 0.0475% of the portion of the daily net assets
 Trust                                 exceeding $500 million.

Morgan Stanley Dean Witter             0.0625% of the portion of the daily net assets not exceeding
 Dividend Growth Securities Inc.       $250 million; 0.050% of the portion of the daily net assets exceeding $250 million but not exceeding $1 billion; 0.0475% of the portion of the daily net assets exceeding $1 billion but not exceeding $2 billion; 0.045% of the portion of the daily net assets exceeding $2 billion but not exceeding $3 billion;
                                       0.0425% of the portion of the daily net assets exceeding $3 billion but not exceeding $4 billion; 0.040% of the portion of the daily net assets exceeding $4 billion but not exceeding $5 billion; 0.0375% of the portion of the daily net assets exceeding
                                       $5 billion but not exceeding $6 billion; 0.035% of the portion of the daily net assets exceeding $6 billion but not exceeding $8 billion; 0.0325% of the portion of the daily net assets exceeding
                                       $8 billion but not exceeding $10 billion; 0.030% of the portion of the daily net assets exceeding $10 billion but not exceeding
                                       $15 billion; and 0.0275% of the portion of the daily net assets exceeding $15 billion.

Morgan Stanley Dean Witter             0.051% of the daily net assets.
 Equity Fund

Morgan Stanley Dean Witter             0.060% of the portion of the daily net assets not exceeding
 European Growth Fund Inc.             $500 million; 0.057% of the portion of the daily net assets exceeding $500 million but not exceeding $2 billion; and
                                       0.054% of the portion of the daily net assets exceeding $2 billion.

Morgan Stanley Dean Witter             0.075% of the daily net assets.
 Financial Services Trust

Morgan Stanley Dean Witter Fund
 of Funds-
 Domestic Portfolio                    None
 International Portfolio               None

Dean Witter Global Asset               0.070% of the daily net assets.
 Allocation Fund

Morgan Stanley Dean Witter Global      0.075% of the portion of the daily net assets not exceeding
 Dividend Growth Securities            $1 billion; 0.0725% of the portion of the daily net assets exceeding $1 billion but not exceeding $1.5 billion; 0.070% of the portion of the daily net assets exceeding $1.5 billion but not exceeding $2.5 billion; 0.0675% of the portion of the daily net assets exceeding $2.5 billion but not exceeding $3.5 billion;
                                       0.0650% of the portion of the daily net assets exceeding $3.5 billion but not exceeding $4.5 billion; and 0.0625% of the portion of the daily net assets exceeding $4.5 billion.

Morgan Stanley Dean Witter Global      0.065% of the portion of the daily net assets not exceeding
 Utilities Fund                        $500 million; and 0.0625% of the portion of the daily net assets exceeding $500 million.

Morgan Stanley Dean Witter             0.048% of the portion of daily net assets not exceeding $750
 Growth Fund                           million; 0.045% of the portion of daily net assets exceeding
                                       $750 million but not exceeding $1.5 billion; and 0.042% of the portion of daily net assets exceeding $1.5 billion.

Morgan Stanley Dean Witter Health      0.10% of the portion of daily net assets not exceeding $500
 Sciences Trust                        million; and 0.095% of the portion of daily net assets exceeding
                                       $500 million.

Morgan Stanley Dean Witter Income      0.075% of the portion of the net assets not exceeding $500
 Builder Fund                          million; and 0.0725% of the portion of daily net assets
                                       exceeding $500 million.

Morgan Stanley Dean Witter             0.075% of the portion of the daily net assets not exceeding
 Information Fund                      $500 million; and 0.0725% of the portion of the daily net assets exceeding $500 million.

Morgan Stanley Dean Witter             0.075% of the daily net assets.
 International SmallCap Fund

Morgan Stanley Dean Witter Japan       0.060% of the daily net assets.
 Fund

Morgan Stanley Dean Witter Market      0.075% of the daily net assets.
 Leader Trust

Morgan Stanley Dean Witter             0.075% of the daily net assets.
 Mid-Cap Dividend Growth
 Securities

Morgan Stanley Dean Witter             0.075% of the portion of the daily net assets not exceeding
 Mid-Cap Growth Fund                   $500 million; and 0.0725% of the portion of the daily net assets exceeding $500 million.

Morgan Stanley Dean Witter Natural     0.0625% of the portion of the daily net assets not exceeding
 Resource Development Securities       $250 million and 0.050% of the portion of the daily net assets
 Inc.                                  exceeding $250 million.

Morgan Stanley Dean Witter Pacific     0.060% of the portion of the daily net assets not exceeding $1
 Growth Fund Inc.                      billion; 0.057% of the portion of the daily net assets exceeding
                                       $1 billion but not exceeding $2 billion; and 0.054% of the portion of the daily net assets exceeding $2 billion.

Morgan Stanley Dean Witter             0.080% of the daily net assets.
 Precious Metals and Minerals Trust

Dean Witter Retirement Series-
 American Value Series                 0.085% of the daily net assets.
 Capital Growth Series                 0.085% of the daily net assets.
 Dividend Growth Series                0.075% of the daily net assets.
 Global Equity Series                  0.10% of the daily net assets.
 Strategist Series                     0.085% of the daily net assets.
 Utilities Series                      0.075% of the daily net assets.
 Value Added Market Series             0.050% of the daily net assets.


Morgan Stanley Dean Witter Select
 Dimensions Investment Series--
 American Value Portfolio              0.0625% of the daily net assets.
 Balanced Growth Portfolio             0.065% of the daily net assets.
 Developing Growth Portfolio           0.050% of the daily net assets.
 Diversified Income Portfolio          0.040% of the daily net assets.
 Dividend Growth Portfolio             0.0625% of the portion of the daily net assets not exceeding
                                       $500 million; and 0.050% of the portion of the daily net assets exceeding $500 million.
 Emerging Markets Portfolio            0.075% of the daily net assets.
 Global Equity Portfolio               0.10% of the daily net assets.
 Growth Portfolio                      0.048% of the daily net assets.
 Mid-Cap Growth Portfolio              0.075% of the daily net assets
 Utilities Portfolio                   0.065% of the daily net assets.
 Value-Added Market Portfolio          0.050% of the daily net assets.

Morgan Stanley Dean Witter Special     0.075% of the daily net assets.
 Value Fund

Morgan Stanley Dean Witter             0.060% of the portion of the daily net assets not exceeding
 Strategist Fund                       $500 million; 0.055% of the portion of the daily net assets exceeding $500 million but not exceeding $1 billion; 0.050% of the portion of the daily net assets exceeding $1 billion but not exceeding $1.5 billion; 0.0475% of the portion of the daily net assets exceeding $1.5 billion but not exceeding $2.0 billion; and
                                       0.045% of the portion of the daily net assets exceeding $2.0 billion.

Morgan Stanley Dean Witter             0.040% of the daily net assets.
 S&P 500 Index Fund

Morgan Stanley Dean Witter             0.060% of the daily net assets.
 S&P 500 Select Fund

Morgan Stanley Dean Witter             0.065% of the portion of the daily net assets not exceeding
 Utilities Fund                        $500 million; 0.055% of the portion of the daily net assets exceeding $500 million but not exceeding $1 billion; 0.0525% of the portion of the daily net assets exceeding $1 billion but not exceeding $1.5 billion; 0.050% of the portion of the daily net assets exceeding $1.5 billion but not exceeding $2.5 billion;
                                       0.0475% of the portion of the daily net assets exceeding $2.5 billion but not exceeding $3.5 billion; 0.045% of the portion of the daily net assets exceeding $3.5 but not exceeding $5 billion;
                                       and 0.0425% of the daily net assets exceeding $5 billion.

Morgan Stanley Dean Witter             0.10% of the daily net assets.
 Value Fund

Morgan Stanley Dean Witter           0.050% of the portion of the daily net assets not exceeding
 Value-Added Market Series           $500 million; 0.45% of the portion of the daily net assets exceeding $500 million but not exceeding $1 billion; 0.0425% of the portion of the daily net assets exceeding $1.0 billion but not exceeding $2.0 billion; and 0.040% of the portion of the daily net assets exceeding $2 billion.

Morgan Stanley Dean Witter
 Variable Investment Series-
 Capital Appreciation Portfolio      0.075% of the daily net assets.
 Capital Growth Portfolio            0.065% of the daily net assets.
 Competitive Edge "Best Ideas"       0.065% of the daily net assets.
   Portfolio


 Dividend Growth Portfolio           0.0625% of the portion of the daily net assets not exceeding
                                     $500 million; and 0.050% of the portion of the daily net assets exceeding $500 million but not exceeding $1 billion; 0.0475% of the portion of the daily net assets exceeding $1.0 billion but not exceeding $2.0 billion; and 0.045% of the portion of the daily net assets exceeding $2 billion.

 Equity Portfolio                    0.050% of the net assets of the portion of the daily net assets not exceeding $1 billion; and 0.0475% of the portion of the daily net assets exceeding $1 billion.

 European Growth Portfolio           0.060% of the portion of the daily net assets not exceeding
                                     $500 million; and 0.057% of the portion of the daily net assets exceeding $500 million.

 Income Builder Portfolio            0.075% of the daily net assets.
 S&P 500 Index Portfolio             0.040% of the daily net assets.
 Strategist Portfolio                0.050% of the daily net assets.
 Utilities Portfolio                 0.065% of the portion of the daily net assets not exceeding
                                     $500 million and 0.055% of the portion of the daily net assets exceeding $500 million.


Morgan Stanley Dean Witter           0.065% of the portion of the daily net assets not exceeding $1.5
  Competitive Edge Fund, "Best       billion; and 0.0625% of the portion of the daily net assets
  Ideas" Portfolio                   exceeding $1.5 billion.

Morgan Stanley Dean Witter           0.051% of the daily net assets.
  Equity Fund

Morgan Stanley Dean Witter           0.048% of the portion of daily net assets not exceeding $750
  Growth Fund                        million; 0.045% of the portion of daily net assets exceeding
                                     $750 million but not exceeding $1.5 billion; and 0.042% of the portion of daily net assets exceeding $1.5 billion.

Morgan Stanley Dean Witter           0.075 of the daily net assets.
  Mid-Cap Dividend Growth Fund

MONEY MARKET FUNDS

Active Assets Trusts:                0.050% of the portion of the daily net assets not exceeding
(1) Active Assets Money Trust        $500 million; 0.0425% of the portion of the daily net assets
(2) Active Assets Tax-Free Trust     exceeding $500 million but not exceeding $750 million; 0.0375%
(3) Active Assets California         of the portion of the daily net assets exceeding $750 million
    Tax-Free Trust                   but not exceeding $1 billion; 0.035% of the portion of the daily
(4) Active Assets Government         net assets exceeding $1 billion but not exceeding $1.5 billion;
    Securities Trust                 0.0325% of the portion of the daily net assets exceeding $1.5 billion but not exceeding $2 billion; 0.030% of the portion of the daily net assets exceeding $2 billion but not exceeding $2.5 billion; 0.0275% of the portion of the daily net assets exceeding
                                     $2.5 billion but not exceeding $3 billion; and 0.025% of the portion of the daily net assets exceeding $3 billion.

Morgan Stanley Dean Witter            0.050% of the portion of the daily net assets not exceeding
 California Tax-Free Daily            $500 million; 0.0425% of the portion of the daily net assets
 Income Trust                         exceeding $500 million but not exceeding $750 million; 0.0375%
                                      of the portion of the daily net assets exceeding $750 million but not exceeding $1 billion; 0.035% of the portion of the daily net assets exceeding $1 billion but not exceeding $1.5 billion;
                                      0.0325% of the portion of the daily net assets exceeding $1.5 billion but not exceeding $2 billion; 0.030% of the portion of the daily net assets exceeding $2 billion but not exceeding $2.5 billion; 0.0275% of the portion of the daily net assets exceeding
                                      $2.5 billion but not exceeding $3 billion; and 0.025% of the portion of the daily net assets exceeding $3 billion.

Morgan Stanley Dean Witter Liquid     0.050% of the portion of the daily net assets not exceeding
 Asset Fund Inc.                      $500 million; 0.0425% of the portion of the daily net assets exceeding $500 million but not exceeding $750 million; 0.0375%
                                      of the portion of the daily net assets exceeding $750 million but not exceeding $1 billion; 0.035% of the portion of the daily net assets exceeding $1 billion but not exceeding $1.35 billion;
                                      0.0325% of the portion of the daily net assets exceeding $1.35 billion but not exceeding $1.75 billion; 0.030% of the portion of the daily net assets exceeding $1.75 billion but not exceeding
                                      $2.15 billion; 0.0275% of the portion of the daily net assets exceeding $2.15 billion but not exceeding $2.5 billion; 0.025%of the portion of the daily net assets exceeding $2.5 billion but not exceeding $15 billion; 0.0249% of the portion of the daily net assets exceeding $15 billion but not exceeding $17.5 billion;
                                      and 0.0248% of the portion of the daily net assets exceeding
                                      $17.5 billion.

Morgan Stanley Dean Witter New        0.050% of the portion of the daily net assets not exceeding
 York Municipal Money                 $500 million; 0.0425% of the portion of the daily net assets
 Market Trust                         exceeding $500 million but not exceeding $750 million; 0.0375%
                                      of the portion of the daily net assets exceeding $750 million but not exceeding $1 billion; 0.035% of the portion of the daily net assets exceeding $1 billion but not exceeding $1.5 billion;
                                      0.0325% of the portion of the daily net assets exceeding $1.5 billion but not exceeding $2 billion; 0.030% of the portion of the daily net assets exceeding $2 billion but not exceeding $2.5 billion; 0.0275% of the portion of the daily net assets exceeding
                                      $2.5 billion but not exceeding $3 billion; and 0.025% of the portion of the daily net assets exceeding $3 billion.

Dean Witter Retirement Series-
 Liquid Asset Series                  0.050% of the daily net assets.
 U.S. Government Money                0.050% of the daily net assets.
 Market Series

Morgan Stanley Dean Witter Select
 Dimensions Investment Series-
 Money Market Portfolio               0.050% of the daily net assets.

Morgan Stanley Dean Witter          0.050% of the portion of the daily net assets not exceeding
 Tax-Free Daily Income Trust        $500 million; 0.0425% of the portion of the daily net assets exceeding $500 million but not exceeding $750 million; 0.0375%
                                    of the portion of the daily net assets exceeding $750 million but not exceeding $1 billion; 0.035% of the portion of the daily net assets exceeding $1 billion but not exceeding $1.5 billion;
                                    0.0325% of the portion of the daily net assets exceeding $1.5 billion but not exceeding $2 billion; 0.030% of the portion of the daily net assets exceeding $2 billion but not exceeding $2.5 billion; 0.0275% of the portion of the daily net assets exceeding
                                    $2.5 billion but not exceeding $3 billion; and 0.025% of the portion of the daily net assets exceeding $3 billion.

Morgan Stanley Dean Witter U.S.     0.050% of the portion of the daily net assets not exceeding
 Government Money Market Trust      $500 million; 0.0425% of the portion of the daily net assets exceeding $500 million but not exceeding $750 million; 0.0375%
                                    of the portion of the daily net assets exceeding $750 million but not exceeding $1 billion; 0.035% of the portion of the daily net assets exceeding $1 billion but not exceeding $1.5 billion;
                                    0.0325% of the portion of the daily net assets exceeding $1.5 billion but not exceeding $2 billion; 0.030% of the portion of the daily net assets exceeding $2 billion but not exceeding $2.5 billion; 0.0275% of the portion of the daily net assets exceeding
                                    $2.5 billion but not exceeding $3 billion; and 0.025% of the portion of the daily net assets exceeding $3 billion.

Morgan Stanley Dean Witter          0.050% of the daily net assets.
 Variable Investment Series-
 Money Market Portfolio

     Monthly compensation calculated weekly by applying the following annual rates to a fund's weekly net assets:

CLOSED-END FUNDS

Dean Witter Government             0.060% of the average weekly net assets.
 Income Trust

High Income Advantage Trust        0.075% of the portion of the average weekly net assets not exceeding $250 million; 0.060% of the portion of average
                                   weekly net assets exceeding $250 million and not exceeding
                                   $500 million; 0.050% of the portion of average weekly net
                                   assets exceeding $500 million and not exceeding $750 million;
                                   0.040% of the portion of average weekly net assets exceeding
                                   $750 million and not exceeding $1 billion; and 0.030% of the portion of average weekly net assets exceeding $1 billion.

High Income Advantage Trust II     0.075% of the portion of the average weekly net assets not exceeding $250 million; 0.060% of the portion of average
                                   weekly net assets exceeding $250 million and not exceeding
                                   $500 million; 0.050% of the portion of average weekly net
                                   assets exceeding $500 million and not exceeding $750 million;
                                   0.040% of the portion of average weekly net assets exceeding
                                   $750 million and not exceeding $1 billion; and 0.030% of the portion of average weekly net assets exceeding $1 billion.

High Income Advantage Trust III          0.075% of the portion of the average weekly net assets not exceeding $250 million; 0.060% of the portion of average
                                         weekly net assets exceeding $250 million and not exceeding
                                         $500 million; 0.050% of the portion of average weekly net
                                         assets exceeding $500 million and not exceeding $750 million;
                                         0.040% of the portion of the average weekly net assets
                                         exceeding $750 million and not exceeding $1 billion; and
                                         0.030% of the portion of average weekly net assets exceeding
                                         $1 billion.

InterCapital Income Securities Inc.      0.050% of the average weekly net assets.

InterCapital Insured Municipal           0.035% of the average weekly net assets.
 Bond Trust

InterCapital Insured Municipal Trust     0.035% of the average weekly net assets.

InterCapital Insured Municipal           0.035% of the average weekly net assets.
 Income Trust

InterCapital California Insured          0.035% of the average weekly net assets.
 Municipal Income Trust

InterCapital Quality Municipal           0.035% of the average weekly net assets.
 Investment Trust

InterCapital New York Quality            0.035% of the average weekly net assets.
 Municipal Securities

InterCapital Quality Municipal           0.035% of the average weekly net assets.
 Income Trust

InterCapital Quality Municipal           0.035% of the average weekly net assets.
 Securities

InterCapital California Quality          0.035% of the average weekly net assets.
 Municipal Securities

InterCapital Insured Municipal           0.035% of the average weekly net assets.
 Securities

InterCapital Insured California          0.035% of the average weekly net assets.
 Municipal Securities